Supplement to the
Fidelity® Contrafund®
February 28, 2003
Prospectus

On February 20, 2003, the fund's Board of Trustees authorized a 3.00% sales load waiver through June 30, 2003.

The following information replaces the first sentence in the paragraph under the heading "Average Annual Returns" found in the "Performance" section on page 4.

The returns in the following table include the effect of the fund's 3.00% maximum applicable front-end sales charge, which is currently waived through June 30, 2003.

The following information replaces similar information found in the "Fee Table" section on page 5.

Maximum sales charge (load) on purchases (currently waived through June 30, 2003) (as a % of offering price)A	3.00%
Sales charge (load) on reinvested distributions	None
Deferred sales charge (load) on redemptions	None

A Lower sales charges may be available for accounts over $250,000.

The following information replaces the fourth paragraph in the "Fund Distribution" section beginning on page 17.

The fund's sales charge (which is currently waived through June 30, 2003) may be reduced if you buy shares directly through Fidelity (that is, through a Fidelity brokerage account or a Fidelity mutual fund account) or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest in the fund, plus the value of your current fund balance, must fall within the ranges shown below. Purchases made through, or with assistance or intervention from, a non-Fidelity investment professional are not eligible for a sales charge reduction.

CON-03-02  February 28, 2003
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